UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.     )
                                             ---

Filed  by  the  Registrant                            [_]
Filed  by  a  Party  other  than  the  Registrant     [x]

Check  the  appropriate  box:

[_]   Preliminary  Proxy  Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]   Definitive  Proxy  Statement
[x]   Definitive  Additional  Materials
[_]   Soliciting  Material  Pursuant  to  Sec.240.14a-12


                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
                (Name of Registrant as Specified in its Charter)

                    MFC BANCORP LTD. AND VENTEGIS CAPITAL AG
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  appropriate  box):

[x]   No  fee  required.
[_]   Fee  computed  on  table  below  per Exchange Act Rules 14a-6(i)(4) and
      0-11.
      1) Title of  each  class  of  securities  to  which  transaction  applies:
      2) Aggregate  number  of  securities  to  which  transaction  applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated  and  state  how  it  was determined):
      4) Proposed  maximum  aggregate  value  of  transaction:
      5) Total  fee  paid:
[_]   Fee  paid  previously  with  preliminary  materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1) Amount  Previously  Paid:
      2) Form,  Schedule  or  Registration  Statement  No.:
      3) Filing  Party:
      4) Date  Filed:


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                    MFC BANCORP LTD. AND VENTEGIS CAPITAL AG

                                  SUPPLEMENT TO
                               PROXY STATEMENT OF
                    MFC BANCORP LTD. AND VENTEGIS CAPITAL AG
                   IN OPPOSITION TO THE BOARD OF DIRECTORS OF
           CYBERNET INTERNET SERVICES INTERNATIONAL, INC. ("CYBERNET")
          FOR RESCHEDULED 2001 ANNUAL MEETING OF CYBERNET STOCKHOLDERS
                          TO BE HELD ON MARCH 12, 2002



To:  Stockholders  of  Cybernet  Internet
     Services  International,  Inc.

     A Notice of Annual Meeting, a Proxy Statement for the Annual Meeting (the "Proxy Statement"), and a Form of Proxy containing information about the matters to be acted upon at Cybernet's 2001 annual meeting of stockholders (the "Annual Meeting") was filed by MFC Bancorp Ltd. and Ventegis Capital AG with the U.S. Securities and Exchange Commission (the "SEC") on February 19, 2002 in opposition to the board of directors of Cybernet.

     On February 15, 2002, the Court of Chancery of the State of Delaware (the "Delaware Court") directed that the notice date for the Annual Meeting be 48 hours after Cybernet receives its final comments on its proxy material from the SEC and that the meeting date be eighteen days immediately thereafter. Pursuant to the Delaware Court's direction, the notice date for the Annual Meeting has been set by Cybernet for February 22, 2002 and the meeting date has been rescheduled from March 8 to March 12, 2002.

      The matters to be submitted for vote by stockholders at the rescheduled meeting on March 12, 2002, are described in the Proxy Statement. Yellow proxies previously submitted for the Annual Meeting will continue to be valid. Unless withdrawn, such yellow proxies will be voted in accordance with the instructions contained therein and in accordance with the Proxy Statement as supplemented hereby.

     Your vote is important so please sign, date, fax and mail your yellow proxy card at your earliest convenience to Marlene Bryl, of MFC Capital Partners AG, Charlottenstrasse 59, D-10117 Berlin, Germany or fax to (4930) 20 94 58 11.

     If you need assistance voting your shares or have any questions concerning the Proxy Statement, please call Marlene Bryl at (4930) 20 94 58 00.


February  21,  2002